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                                                                    Exhibit 10.9

                                                  AMENDMENT NO. 10 (this
                                        "Amendment"), dated as of September __,
                                        2003, by and among PW EAGLE, INC., a
                                        Minnesota corporation (the "Company")
                                        and the investors party to the
                                        Securities Purchase Agreement referred
                                        to below on the date hereof (the
                                        "Investors").

     WHEREAS, the Company and the Investors are parties to a Securities Purchase Agreement, dated as of September 20, 1999 (as amended, supplemented or otherwise modified through the date hereof, including pursuant to Amendments No.1 through No. 9, the "Purchase Agreement") pursuant to which the Investors purchased $32,500,000 principal amount of the Company's senior subordinated notes; and

     WHEREAS, the Company has requested, and the Investors party hereto are willing (subject to the terms and conditions hereof), to amend certain provisions of the Purchase Agreement as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Purchase Agreement.

     2. Amendment to Leverage Ratio Covenant. Section 8.9(a) of the Purchase Agreement is hereby amended by deleting the portion of the table contained in such Section (as set forth in Section 2 of Amendment No. 6) addressing the (i) trailing 12-month period ending September 30, 2003 and (ii) trailing 12-month period ending December 31, 2003, and substituting in lieu thereof the following:

--------------------------------------------------------------------------------
Trailing 12-month period ending           8.75 to 1.00
September 30, 2003
--------------------------------------------------------------------------------
28.75 railing 12-month period ending      .50 to 1.00
     December 31, 2003
--------------------------------------------------------------------------------

     3. Amendment to Interest Coverage Ratio Covenant. Section 8.9(b) of the Purchase Agreement is hereby amended by deleting the portion of the table contained in such Section (as set forth in Section 3 of Amendment No. 6) addressing the (i) trailing 12-month period ending September 30, 2003 and (ii) trailing 12-month period ending December 31, 2003, and substituting in lieu thereof the following:

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--------------------------------------------------------------------------------
Trailing 12-month period ending           0.35 to 1.00
September 30, 2003
--------------------------------------------------------------------------------
1. Trailing 12-month period ending        0.65 to 1.00
December 31, 2003
-------------------------------------------------------------------------------


          4. Amendments to the Notes and Section 3.3 of the Purchase Agreement. Notwithstanding anything to the contrary contained in the Purchase Agreement, the Notes or otherwise, effective as of the Effective Date (x) the Stated Rate shall be amended to equal 16% per annum and (y) the maximum amount of interest the Company may elect to defer on any Interest Payment Date shall be an amount equal to the interest accrued on the Notes during such Interest Period at a rate equal to 4% per annum; provided, that any adjustment of the Stated Rate or the maximum amount of interest the Company may elect to defer on any Interest Payment Date (in each case as such adjustments are contemplated by Section 7 of Amendment No. 9 to the Purchase Agreement) shall be effective in accordance with the terms thereof.

          5. Representations and Warranties. In order to induce the Investors to enter into this Amendment, the Company hereby represents and warrants that, (w) no Default or Event of Default exists on the Effective Date, after giving effect to this Amendment, (x) no Event of Default (as defined in the Sale and Leaseback Documents) exists on the Effective Date, (y) no Default or Event of Default (in each case as defined in the Senior Credit Agreement) exists on the Effective Date, after giving effect to the amendment of the Senior Credit Agreement referred to herein and (z) all of the representations and warranties contained in the Note Documents shall be true and correct in all respects on the Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specific date), in each case except as previously disclosed in writing to the Investors.

          6.   Effectiveness of this Amendment.

     This Amendment shall become effective on the date (the "Effective Date") when:

               (i) the Company and the Required Investors shall have signed a counterpart hereof (whether the same or different counterparts), and

               (ii) each Investor shall have received, by wire transfer to an account designated by such Investor, an amendment fee in an amount for such Investor equal to 0.50% of the outstanding principal amount of the Notes held by such Investor (and such amendment fee shall be fully earned and non-refundable on the Effective Date), and

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               (iii) the Company shall have paid all fees and expenses of
     O'Melveny & Myers LLP incurred by the Investors in connection with or relating to the preparation, execution or delivery of this Amendment and all other unpaid fees and expenses of O'Melveny & Myers LLP incurred by the Investors in connection with the Purchase Agreement to the extent the amount thereof has been provided to the Company prior to the execution and delivery of this Amendment; provided, however, that nothing in this Amendment shall limit the generality of Section 12.4 of the Purchase Agreement, and

               (iv) the Investors shall have received a copy of a duly executed amendment of, and consent with respect to the increase in the Stated Rate contemplated by this Amendment, the Senior Credit Agreement in form and substance reasonably satisfactory to the Required Investors.

          7.   Miscellaneous.

               (a) This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Purchase Agreement or any other Note Document.

               (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

               (c)  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
     PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               (d) The parties hereby agree that this Amendment shall be a Note Document for all purposes under the Purchase Agreement. From and after the Effective Date, all references in the Purchase Agreement and each of the other Note Documents to the Purchase Agreement shall be deemed to be references to the Purchase Agreement as amended hereby.

               (e) All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment shall be delivered in accordance with the notice provisions contained in the Purchase Agreement.

               (f) The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this
AMENDMENT NO. 10 to be duly executed and delivered as of the date first above written.

                                        PW EAGLE, INC.


                                        By:  /s/ Dobson West
                                             -----------------------------------
                                             Name:  Dobson West
                                             Title:  CAO


                                        J.P. MORGAN PARTNERS (23A SBIC), LLC

                                        By:  J.P. MORGAN PARTNERS (23A SBIC
                                               MANAGER), INC.,  Its
                                               Managing Member


                                        By:  /s/ Richard D. Waters
                                             -----------------------------------
                                             Name:  Richard D. Waters
                                             Title: Managing Director


                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:  David L. Babson & Company Inc. as
                                               Investment Advisor


                                        By:  /s/ Mark A. Ahmed
                                             -----------------------------------
                                             Name:  Mark A. Ahmed
                                             Title: Managing Director


                                        MASSMUTUAL CORPORATE INVESTORS


                                        By:  /s/ Michael L. Klofas
                                             -----------------------------------
                                             Name:  Michael L. Klofas
                                             Title: Vice President

                                        The foregoing is executed on behalf
                                        of MassMutual Corporate Investors,
                                        organized under a Declaration of
                                        Trust, dated  September 13, 1985, as
                                        amended from time to time.The
                                        obligations of such Trust


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                                        are not personally binding upon, nor
                                        shall resort to be had to the
                                        property of, any of the Trustees,
                                        shareholders, officers, employees or
                                        agents of such Trust, but the Trust's
                                        property only  shall be bound.


                                        MASSMUTUAL PARTICIPATION
                                        INVESTORS


                                        By:  /s/ Michael L. Klofas
                                             -----------------------------------
                                             Name:  Michael L. Klofas
                                             Title: Vice President


                                        The foregoing is executed on behalf of
                                        MassMutual Participation Investors,
                                        organized under a Declaration of
                                        Trust, dated April 7, 1988, as amended
                                        from time to time. The obligations of
                                        such Trust are not binding upon, nor
                                        shall resort be had to the property
                                        of, any of the Trustees, shareholders,
                                        officers, employees or agents of such
                                        Trust individually, but the Trust's
                                        assets and property only shall be
                                        bound.


                                        MASSMUTUAL CORPORATE VALUE
                                        PARTNERS LIMITED


                                        By:  David L. Babson & Company Inc.
                                               under delegated authority from
                                               Massachusetts Mutual Life
                                               Insurance Company, as
                                               Investment Manager


                                        By:  /s/ Mark A. Ahmed
                                             -----------------------------------
                                             Name:  Mark A. Ahmed
                                             Title: Managing Director


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